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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 19, 2000
                                                         ----------------


                               QLOGIC CORPORATION
                               ------------------


             (Exact name of registrant as specified in its charter)



               Delaware             0-23298            33-0537669
             ------------------------------------------------------
             (State or other      (Commission        (IRS Employer
               jurisdiction       File Number)      Identification No)
             of incorporation)



               3545 Harbor Boulevard, Costa Mesa, California 92626
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               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (714) 438-2200
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS

         On January 19, 2000, the Registrant's Board of Directors approved a two-for-one stock split of the Registrant's issued and outstanding Common Stock, to be effected by way of a stock dividend. The Board of Directors further determined that the record date for the stock split would be February 2, 2000, meaning that only stockholders of record on such date will be entitled to receive post-split shares of Common Stock. The payable date has been set at February 8, 2000, and the ex-dividend date will be February 9, 2000. Attached are the Registrant's Press Releases concerning the stock split.


ITEM 7. EXHIBITS

       Exhibits:

       99.1     Press Release dated January 19, 2000.
       99.2     Press Release dated January 20, 2000.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             QLOGIC CORPORATION


Date:  January 24, 2000                      By:  /S/ THOMAS R. ANDERSON
                                                  -------------------------
                                                  Thomas R. Anderson
                                                  Vice President--Finance, Chief
                                                  Financial Officer


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                                  EXHIBIT INDEX

Exhibits                     Description
--------                     -----------

  99.1                       Press Release dated
                             January 19, 2000

  99.2                       Press Released dated
                             January 20, 2000


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